Trade and other payables	12 Months Ended
Dec. 31, 2025
Trade and other payables.
Trade and other payables

14 Trade and other payables

	2025	2024
	$ million	$ million
Current
Trade and other payables	1,160	1,082
Derivatives[1]	11	18
Acquisition consideration	6	28
	1,177	1,128
Non-current
Acquisition consideration	101	77
Derivatives[1]	6	16
Other payables	83	2
	190	95
1	Refer to note 16.6 for details of derivatives.

Other payables primarily comprises deferred compensation obligations. These relate to employee compensation earned but payable in future periods.

The acquisition consideration includes $107m (2024: $84m) contingent upon future events.

The acquisition consideration due after more than one year is expected to be payable as follows: ($13m in 2029 and $88m in 2030 (2024: $5m in 2026, $13m in 2028, $59m in 2029).